UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 12, 2003

                             Commission File Number

                                    0-28378

                                     AMREIT
             (Exact name of registrant as specified in its charter)


          TEXAS                                    76-0410050
(State or other jurisdiction of                 (I.R.S. Employer
 Incorporation or organization)                 Identification No.)


 8 Greenway Plaza, Suite 824
     Houston, TX 77046                              713-850-1400
(Address of principal executive offices)    (Registrant's telephone number)


              Former name, former address and former fiscal year,
                      if changed since last report: NONE

                               TABLE OF CONTENTS


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Item 12. Results of Operations and Financial Condition

SIGNATURE

EXHIBIT INDEX

EX-99.1 Press Release dated November 12, 2003

Item 7.  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

     99.1 Press Release dated November 12, 2003

Item 12.  Results of Operations and Financial Condition

         On November 12, 2003, AmREIT (the "Company") issued a press release announcing its consolidated financial results for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 12, 2003


                             AMREIT

                             By: /s/ Chad C. Braun
                             --------------------------------------
                             Chad C. Braun, Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                                       Description
-------                    -------------------------------------------------

99.1                       Press Release dated November 12, 2003